EXHIBIT 1 - JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: August 30, 2004

GSC RECOVERY II, L.P.

By:    GSC Recovery II GP, L.P.,
          its general partner

By:    GSC RII, L.L.C.,
          its general partner

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.,
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC RECOVERY IIA, L.P.

By:    GSC Recovery IIA GP, L.P.,
          its general partner

By:    GSC RIIA, L.L.C.,
          its general partner

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC PARTNERS CDO FUND, LIMITED

By:    GSCP (NJ), L.P.
          as attorney-in-fact

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC PARTNERS CDO FUND II,
LIMITED

By:    GSCP (NJ), L.P.
          as attorney-in-fact

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSCP (NJ), INC.

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSCP (NJ), L.P.

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSCP (NJ) HOLDINGS, L.P.

By:    GSCP (NJ), Inc.,
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC RECOVERY II GP, L.P.

By:    GSC RII, L.L.C.,
          its general partner

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.,
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC RECOVERY IIA GP, L.P.

By:    GSC RIIA, L.L.C.,
          its general partner

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC RII, L.L.C.

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.,
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

GSC RIIA, L.L.C.

By:    GSCP (NJ) Holdings, L.P.,
          its sole member

By:    GSCP (NJ), Inc.
          its general partner

By:     /s/ Robert A. Hamwee
          Name: Robert A. Hamwee
          Title: Managing Director

Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel and Andrew Wagner

By:     /s/ Matthew C. Kaufman
          As Attorney-in-Fact*

By:     /s/ Robert A. Hamwee
          As Attorney-in-Fact*

*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, as filed with the SEC as Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002.